UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Advisors Series Trust

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
ADVISORS SERIES TRUST
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202
1-800-755-3105

January 9, 2017
Dear Shareholder:

As a Fund shareholder in one of the following mutual funds or families of mutual funds:

Aasgard Dividend Growth Small & Mid-Cap Fund	O’Shaughnessy Funds
American Trust Allegiance Fund	Orinda Income Opportunities Fund
Capital Advisors Growth Fund	PIA Funds
Chase Funds	Poplar Forest Funds
Davidson Multi-Cap Equity Fund	Pzena Funds
Edgar Lomax Value Fund	Scharf Funds
Fort Pitt Capital Total Return Fund	Semper Funds
Huber Funds	Shenkman Funds
Kellner Funds	Wasmer Schroeder High Yield Municipal Fund
Logan Funds	WBI Funds

you are invited to a special shareholder meeting (the “Meeting”) of Advisors Series Trust (the “Trust”), which will be held on March 3, 2017.  The purpose of the Meeting is to seek shareholder approval of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust.  The Board of Trustees believes that it is appropriate to seek shareholder approval of the election of these Trustees to the Trust in order to (1) replace a current Trustee who will be retiring from the Board of the Trust in March 2017 and (2) seek shareholder approval of two current Trustees not previously elected by shareholders.

The Board has the responsibility to represent the best interests of all Trust shareholders.  Two of the nominees standing for election by shareholders are currently serving as Board members and serve as Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended.  Those nominees, Gail S. Duree and Raymond B. Woolson, have served as Independent Trustees since their appointments by the Board in March 2014 and January 2016, respectively.  Ms. Duree’s and Mr. Woolson’s elections as Trustees have not been previously submitted to shareholders for their approval.  The other nominee standing for election by shareholders, David G. Mertens, has not previously served as a Trustee of the Trust and his election to the Board would allow him to succeed the retiring Trustee.   The Nominating Committee, made up of all of the Independent Trustees of the Trust, has nominated Ms. Duree, Mr. Woolson and Mr. Mertens, for election as Trustees of the Trust.

The full Board of Trustees has approved these nominations and believes they are in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of the nominees.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders.  The Board asks that you read it carefully and vote in favor of the nominees.  The election returns will be reported at the shareholder meeting on March 3, 2017, or as soon as practical thereafter.  Please return your proxy card in the postage-paid envelope as soon as possible.  You also may vote over the Internet or by telephone.  Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

Douglas G. Hess
President
Advisors Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON March 3, 2017

ADVISORS SERIES TRUST
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

To the Shareholders of Advisors Series Trust (the “Trust”), consisting of the following mutual funds:

Aasgard Dividend Growth Small & Mid-Cap Fund
American Trust Allegiance Fund
Capital Advisors Growth Fund
Chase Growth Fund
Chase Mid-Cap Growth Fund
Davidson Multi-Cap Equity Fund
Edgar Lomax Value Fund
Fort Pitt Capital Total Return Fund
Huber Capital Diversified Large Cap Value Fund
Huber Capital Equity Income Fund
Huber Capital Mid Cap Value Fund
Huber Capital Small Cap Value Fund
Kellner Merger Fund
Kellner Event Fund
Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
O’Shaughnessy All Cap Core Fund
O’Shaughnessy Enhanced Dividend Fund
O’Shaughnessy Small/Mid Cap Growth Fund
O’Shaughnessy Market Leaders Value Fund
O’Shaughnessy Small Cap Value Fund
Orinda Income Opportunities Fund
PIA BBB Bond Fund

PIA High Yield Fund
PIA MBS Bond Fund
PIA Short-Term Securities Fund
Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund
Pzena Emerging Markets Value Fund
Pzena Long/Short Value Fund
Pzena Mid Cap Value Fund
Pzena Small Cap Value Fund
Scharf Fund
Scharf Alpha Opportunity Fund
Scharf Balanced Opportunity Fund
Scharf Global Opportunity Fund
Semper MBS Total Return Fund
Semper Short Duration Fund
Shenkman Floating Rate High Income Fund
Shenkman Short Duration High Income Fund
Wasmer Schroeder High Yield Municipal Fund
WBI Tactical BA Fund
WBI Tactical BP Fund
WBI Tactical DG Fund
WBI Tactical DI Fund

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, WI 53202, on Friday, March 3, 2017, at 10:00 a.m., Central Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 9, 2017:

1.	Election of Trustees to the Board of Trustees of the Trust (the “Board”); and
2.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on December 23, 2016, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  The enclosed proxy is being solicited on behalf of the Board and each mutual fund, or series, of the Trust named above. The Board has unanimously approved and recommends you vote in favor of the Proposal.  Please read the enclosed Proxy Statement for a full discussion of the proposal.

By order of the Board of Trustees of the Trust

Jeanine M. Bajczyk
Secretary

Milwaukee, Wisconsin
January 9, 2017

Your vote is important – please vote your shares promptly.
Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ADVISORS SERIES TRUST
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

PROXY STATEMENT

January 9, 2017

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 3, 2017

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”).  The Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, on Friday, March 3, 2017, at 10:00 a.m., Central Time.

Shareholders of record at the close of business on the record date, December 23, 2016 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after January 11, 2017.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996.  Its fiscal year-end is October 31.  The Trust currently consists of 46 separate series, or mutual funds, managed by 20 unaffiliated investment advisers, with different fiscal year-ends.  Shareholders of each Fund in the Trust and of each class of each Fund are being solicited to vote on the proposal.  Following is a list of the current Funds in the Trust being solicited to vote on the proposal in this Proxy Statement:

Fund/Fund Family	Investment Adviser	Fiscal Year End
Aasgard Dividend Growth Small & Mid-Cap Fund – No Load Class	Coldstream Capital Management, Inc.	March 31
American Trust Allegiance Fund – Investor Class	American Trust Investments Advisors, LLC	February 28
Capital Advisors Growth Fund – Investor Class	Capital Advisors Inc.	December 31
Chase Funds	Chase Investment Counsel Corporation	September 30
Chase Growth Fund – No Load Class, Institutional Class
Chase Mid-Cap Growth Fund – No Load Class, Institutional Class
Davidson Multi-Cap Equity Fund – Class A, Class C, Class I	Davidson Investment Advisors, Inc.	June 30
Edgar Lomax Value Fund – Investor Class	The Edgar Lomax Company	October 31
Fort Pitt Capital Total Return Fund	Fort Pitt Capital Group, LLC	October 31
Huber Funds	Huber Capital Management, LLC	October 31
Huber Capital Equity Income Fund – Investor Class, Institutional Class
Huber Capital Small Cap Value Fund – Investor Class, Institutional Class
Huber Capital Diversified Large Cap Value Fund – Investor Class, Institutional Class
Huber Capital Mid Cap Value Fund – Investor Class, Institutional Class
Kellner Funds	Kellner Management, L.P.	December 31
Kellner Merger Fund – Investor Class, Institutional Class
Kellner Event Fund – Investor Class, Institutional Class
Logan Capital Funds	Logan Capital Management, Inc.	April 30
Logan Capital Large Cap Growth – Investor Class, Institutional Class
Logan Capital Long/Short Fund – Investor Class, Institutional Class
O’Shaughnessy Funds	O’Shaughnessy Asset Management, LLC	July 31

O’Shaughnessy All Cap Core Fund – Class A, Class C and Class I
O’Shaughnessy Enhanced Dividend Fund – Class I
O’Shaughnessy Small/Mid Cap Growth Fund – Class I
O’Shaughnessy Market Leaders Value Fund – Class I
O’Shaughnessy Small Cap Value Fund – Class I
Orinda Income Opportunities Fund – Class A, Class I, Class D	Orinda Asset Management, LLC	February 28
PIA Funds	Pacific Income Advisers, Inc.	November 30
PIA BBB Bond Fund – Managed Account Completion Shares
PIA Short-Term Securities Fund – Advisor Class
PIA MBS Bond Fund – Managed Account Completion Shares
PIA High Yield Fund – Institutional Class
Poplar Forest Funds	Poplar Forest Capital, LLC	September 30
Poplar Forest Outliers Fund – Institutional Class
Poplar Forest Cornerstone Fund – Class A, Institutional Class
Pzena Funds	Pzena Investment Management, LLC	February 28
Pzena Mid Cap Value Fund – Investor Class, Institutional Class
Pzena Emerging Markets Value Fund – Investor Class, Institutional Class
Pzena Long/Short Value Fund – Investor Class, Institutional Class
Pzena Small Cap Value Fund – Investor Class, Institutional Class
Scharf Funds	Scharf Investments, LLC	September 30
Scharf Fund – Retail Class, Institutional Class
Scharf Balanced Opportunity Fund – Retail Class, Institutional Class
Scharf Global Opportunity Fund – Retail Class
Scharf Alpha Opportunity Fund – Retail Class
Semper Funds	Semper Capital Management, L.P.	November 30
Semper MBS Total Return Fund – Class A, Institutional Class, Investor Class
Semper Short Duration Fund – Institutional Class, Investor Class
Shenkman Funds	Shenkman Capital Management, Inc.	September 30
Shenkman Short Duration High Income Fund – Class A, Class C, Class F, Institutional Class
Shenkman Floating Rate High Income Fund – Institutional Class
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	Wasmer, Schroeder & Company, Inc.	February 28
WBI Funds	WBI Investments, Inc.	November 30
WBI Tactical BA Fund – No Load Class, Institutional Class
WBI Tactical DG Fund – No Load Class, Institutional Class
WBI Tactical BP Fund – No Load Class, Institutional Class
WBI Tactical DI Fund – No Load Class, Institutional Class

Financial statements for the Funds comprising the Trust are included in annual reports of each Fund for their various fiscal year-end dates noted above, which are mailed to shareholders.  Shareholders may obtain copies of the applicable annual report or semi-annual report free of charge by writing the Trust at 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-755-3105.

PROPOSAL 1 –   ELECTION OF TRUSTEES TO THE BOARD

The Board currently has five members:  Joseph D. Redwine, Raymond B. Woolson, Gail S. Duree, George J. Rebhan, and George T. Wofford.  Ms. Gail S. Duree and Mr. Raymond B. Woolson, who are currently Independent Trustees of the Trust, have served as Trustees since March 2014 and January 2016, respectively, when each was appointed to his or her position by the Board in accordance with Section 16(a) of the 1940 Act.  Under the 1940 Act, their appointments as Trustees were not required to be approved by shareholders.

George T. Wofford has announced his intention to retire from the Board of the Trust in March 2017.

At a meeting of the Board of the Trust held in December 2016, the Trust’s Nominating Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommended David G. Mertens for election as an additional Trustee of the Trust to replace Mr. Wofford.  The Nominating Committee also recommended that Ms. Duree and Mr. Woolson be nominated for election by shareholders.  After discussion and consideration of the matter, the Board of the Trust voted to nominate Ms. Duree, Mr. Mertens, and Mr. Woolson for election by shareholders.  Mr. Mertens does not currently have any affiliations with the Trust.  He is a managing director for Jensen Investment Management, Inc.  If elected, Mr. Mertens would be an Independent Trustee of the Trust.

As indicated above and under “Trustees and Officers” below, Mr. Mertens has considerable business experience in investment management matters.  The Board believes that Mr. Mertens’ addition to the Board is appropriate given the pending retirement of a current Trustee in March 2017 and believes Mr. Mertens would enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Mr. Mertens as an additional Trustee without the approval of the shareholders of the Trust.  Section 16(a) of the 1940 Act provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  Ms. Duree and Mr. Woolson have previously been appointed to the Board without shareholder approval.  As the appointment of Mr. Mertens would result in only approximately 40% of the Board having been elected by the shareholders of the Trust, Mr. Mertens must be elected as a Trustee by the shareholders. The Board also believes it is in the best interests of the Trust for the shareholders to now vote to approve Ms. Duree and Mr. Woolson so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Required Vote

The election of the nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to approve or disapprove the proposal on a one vote-per-share basis without differentiation between the separate Funds (or classes).  The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate.  In essence, this means that the nominees for election receiving the affirmative votes cast at the Meeting will be elected to the Board of the Trust.  The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, reaches the Board’s mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  If for any reason the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

THE BOARD RECOMMENDS THAT THE TRUST’S SHAREHOLDERS ELECT THE NOMINEES AS TRUSTEES OF THE TRUST.

Trustees and Officers

The Board is responsible for oversight of the Trust’s operations.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for operational aspects of the Funds.  Information regarding the current Trustees, the nominees for election as additional Trustees, and the officers of the Trust is set forth below.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Fund Series Overseen by Trustees(2)	Other Directorships/ Trusteeships Held by Trustee or Nominee for Trustee
Independent Trustees(1)
Gail S. Duree (age 70) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	46	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).
George J. Rebhan (age 82) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	46	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.
George T. Wofford (age 77) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	46	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Raymond B. Woolson (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	46
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee, Doubleline Funds Trust (an open-end investment company with 13 portfolios), Doubleline Equity Funds, Doubleline Opportunistic Credit Fund and Doubleline Income Solutions Fund, from 2010 to present.

Interested Trustee
Joe D. Redwine(4) (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term; since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	46	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Nominee for Independent Trustee
David G. Mertens (age 56) 615 E. Michigan Street Milwaukee, WI 53202	None	N/A	Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 – present)	N/A	None

Officers
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term; since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
Douglas G. Hess (age 49) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 55) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Kevin J. Hayden (age 45) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Michael L. Ceccato (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).
Jeanine M. Bajczyk, Esq. (age 52) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since September 2015.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).
Emily R. Enslow, Esq. (age 30) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Secretary	Indefinite term; since September 2015.
Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013 - present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 – July 2013); Legal Internship, Artisan Partners Limited Partnership (February 2012 – September 2012); J.D. Graduate, Marquette University Law School (2009-2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2016, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Board met four times during the calendar year ended December 31, 2016.  During the calendar year, all of the incumbent Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Trust’s committee structure is specifically not intended or designed to prevent or mitigate each Fund’s investment risks.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  Ms. Duree is the Chairperson of the Audit Committee.  The Audit Committee meets regularly with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  Mr. Wofford is the Chairman of the Nominating Committee.  The Nominating Committee met twice during the last fiscal year ended October 31, 2016.

The Nominating Committee has a charter that is included as Exhibit A. In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. The Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.

The Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: 1) display the highest personal and professional ethics, integrity and values; 2) have the ability to exercise sound business judgment; 3) must be highly accomplished in his or her respective field; 4) have a relevant expertise and experience; 5) ne able to represent all shareholders and be committed to enhancing long-term shareholder value; and 6) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.
The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.

Additionally, the Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of representatives from the Administrator’s staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the advisers, distributor, administrator, custodian and transfer agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established three standing committees, an Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees”, above.  Currently, more than seventy-five percent (75%) of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust, and each of the Audit Committee, Nominating Committee and QLCC are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is the Chief Executive Officer of the Trust and a Trustee; he is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s Distributor and principal underwriter.  He is also the President and CEO of the Administrator to the Trust.  The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust.  The Trust has appointed George J. Rebhan as lead Independent Trustee, who acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

Additionally, the Board reviews its structure annually.  The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chairman positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust.  The Board has also determined that the appointment of a lead Independent Trustee and the function and composition of the Audit Committee, the Nominating Committee, and the QLCC are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the CCO to discuss compliance and operational risks.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Gail S. Duree.  Ms. Duree has served as a trustee and chair on a mutual fund board and is experienced in financial, accounting and investment matters through her experience as past audit committee chair of a mutual fund complex as well as through her service as Treasurer of a major church from 1999 to 2009.  Ms. Duree also serves as director of a collegiate housing management company and has served as a director of a philanthropic organization where she sat as chair of the finance committee.  Ms. Duree serves as the Trust’s Audit Committee Financial Expert.

George J. Rebhan.  Mr. Rebhan has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of E*Trade Funds and as President of the Hotchkis and Wiley mutual fund family.  Mr. Rebhan also has substantial investment experience through his former association with a registered investment adviser.

Joe D. Redwine.  Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his position as President and CEO of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has extensive experience consulting with investment Advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.

George T. Wofford.  Mr. Wofford is experienced in financial, accounting, regulatory and investment matters through his executive experience as a Senior Vice President of Federal Home Loan Bank of San Francisco (“FHLB-SF”) where he was involved with the development of FHLB-SF’s information technology infrastructure as well as legal and regulatory financial reporting.

Raymond B. Woolson.  Mr. Woolson has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his experience as Lead Independent Trustee and Audit Committee Chair for the Doubleline Funds as well as through his service as President of Apogee Group, Inc., a company providing financial consulting services.  Mr. Woolson also has substantial mutual fund operations, financial and investment experience through his prior service in senior and management positions in the mutual fund industry, including service as Senior Managing Director in Investment Management for Mass Mutual Life Insurance Company, where he oversaw fund accounting, fund administration and client services and also served as Chief Financial Officer and Treasurer for various funds and other investment products, as well as prior positions where he provided management consulting services to the mutual fund industry and the investment management areas of the banking and insurance industries.

Information about the Nominee for Independent Trustee’s Qualification, Experience, Attributes or Skills

David G. Mertens.  Mr. Mertens has over 30 years of financial industry experience, including serving as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) since 2002.  Prior to Jensen, Mr. Mertens held various sales and marketing roles with Berger Financial Group, LLC and Berger Distributors, LLC from 1995 to 2002.

Ownership of the Funds
The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of December 31, 2016.  If a series Fund of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of December 31, 2016.  As of December 31, 2016, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee, Nominee or Officer	American Trust Allegiance Fund	Capital Advisors Growth Fund	Chase Growth Fund	Edgar Lomax Value Fund	Huber Capital Equity Income Fund	Huber Capital Small Cap Value Fund	O’Shaughnessy Small/Mid Cap Growth Fund	Poplar Forest Partners Fund	Aggregate Dollar Range of Equity Securities in All Fund Series Overseen by Trustees
Independent Trustees
Gail S. Duree	None	None	None	None	None	None	None	None	None
George J. Rebhan	None	None	None	None	C	C	C	D	E
George T. Wofford	B	B	B	B	None	None	None	None	B
Raymond B. Woolson	None	None	None	None	None	None	None	None	None
Independent Trustee Nominee
David G. Mertens	None	None	None	None	None	None	None	None	None
Interested Trustee
Joe D. Redwine	None	None	None	None	None	None	None	None	None
Officers
Joe D. Redwine	None	None	None	None	None	None	None	None	None
Douglas G. Hess	None	None	None	None	None	None	None	None	None
Cheryl L. King	None	None	None	None	None	None	None	None	None
Kevin J. Hayden	None	None	None	None	None	None	None	None	None
Michael L. Ceccato	None	None	None	None	None	None	None	None	None
Jeanine M. Bajczyk	None	None	None	None	None	None	None	None	None
Emily R. Enslow	None	None	None	None	None	None	None	None	None

Compensation
The table below sets forth the compensation paid to the Independent Trustees for the calendar year ended December 31, 2016.  The Trust does not compensate its officers for the services they provide.  In addition to the annual fee each Trustee receives, the Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings.  This amount is allocated among each of the current series of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.
Independent Trustees	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Gail S. Duree	$110,500	None	None	$110,500
Donald E. O’Connor(*)	$0	None	None	$0
George J. Rebhan	$115,500	None	None	$115,500
George T. Wofford	$105,500	None	None	$105,500
Raymond B. Woolson(**)	$105,500	None	None	$105,500
* Mr. O’Connor retired from the Board of the Trust effective January 15, 2016.
** Effective January 1, 2016, Mr. Woolson was appointed to the position of Independent Trustee.

GENERAL INFORMATION
Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Investment Advisers, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person.  USBFS has engaged the proxy solicitation firm of AST Fund Solutions, Inc. who will be paid approximately $113,000, plus out-of-pocket expenses, for their services.  USBFS will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of AST Fund Solutions, Inc.  USBFS also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals.  The Funds and the Trust will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-755-3105.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-755-3105 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting.  To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified.  If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person.  Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.  There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter).  However, abstentions and broker non-votes will have no effect on the election of Trustees because of the Trust’s plurality voting requirements.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal.  In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against any of the Proposal.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”.  A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Advisers

The investment advisers to the Funds of the Trust are as follows:

Fund or Fund Complex	Investment Adviser	Principal Business Address
Aasgard Dividend Growth Small & Mid-Cap Fund	Coldstream Capital Management, Inc.	100th Avenue NE, Suite 102 Bellevue, Washington 98004
American Trust Allegiance Fund	American Trust Investment Advisors, Inc.	One Court Street Lebanon, New Hampshire 03766
Capital Advisors Growth Fund	Capital Advisors, Inc.	2200 South Utica Place, Suite 150 Tulsa, Oklahoma 74114
Chase Funds	Chase Investment Counsel Corporation	350 Old Ivy Way, Suite 100 Charlottesville, VA 22903
Davidson Multi-Cap Equity Fund	Davidson Investment Advisors, Inc.	The D.A. Davidson Building 8 Third Street North Great Falls, Montana 59401
Edgar Lomax Value Fund	The Edgar Lomax Company	6564 Loisdale Court, Suite 310 Springfield, Virginia 22150
Fort Pitt Capital Total Return Fund	Fort Pitt Capital Group, LLC	680 Andersen Drive Foster Plaza Ten Pittsburgh, Pennsylvania 15220
Huber Funds	Huber Capital Management, LLC	2321 Rosecrans Avenue, Suite 3245 El Segundo, California 90245
Kellner Funds	Kellner Management, L.P.	900 Third Avenue, Suite 1401 New York, New York 10022
Logan Funds	Logan Capital Management, Inc.	Six Coulter Avenue, Suite 2000 Ardmore, Pennsylvania 19003
O’Shaughnessy Funds	O’Shaughnessy Asset Management, LLC	6 Suburban Avenue Stamford, Connecticut 06901
Orinda Income Opportunities Fund	Orinda Asset Management, LLC	4 Orinda Way, Suite 150-A Orinda, California 94563
PIA Funds	Pacific Income Advisers, Inc.	1299 Ocean Avenue, Suite 210 Santa Monica, California 90401
Poplar Forest Funds	Poplar Forest Capital, LLC	70 South Lake Avenue, Suite 930 Pasadena, California 91101
Pzena Funds	Pzena Investment Management, LLC	320 Park Avenue, 8th Floor New York, New York 10022
Scharf Funds	Scharf Investments, LLC	5619 Scotts Valley Drive, Suite 140 Scotts Valley, California 95066
Semper Funds	Semper Capital Management, L.P.	52 Vanderbilt Avenue, Suite 401 New York, New York 10017
Shenkman Funds	Shenkman Capital Management, Inc.	461 Fifth Avenue, 22nd Floor New York, New York 10017
Wasmer Schroeder High Yield Municipal Fund	Wasmer, Schroeder & Company, Inc.	600 Fifth Avenue S. Suite 210 Naples, Florida 34102
WBI Funds	WBI Investments, Inc.	One River Centre 331 Newman Springs Road, Suite 122 Red Bank, New Jersey 07701

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s administrator and transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 2003.  Upon recommendation of its Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent and current fiscal year ended as of the date shown in the table starting on page 1.  Representatives of Tait will not be present at the Meeting.

Audit Fees

For each Fund’s two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate, aggregate fees billed by Tait for the audit of the Fund’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $735,900 and $757,500, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate.  Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $147,600 and $152,400, respectively.  All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2014, 2015 or 2016, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees.  Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2014, 2015, or 2016, as appropriate, Tait did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares

The Trust currently offers shares of 47 series, or mutual funds, managed by 20 unaffiliated investment advisers, each of which represents a separate investment portfolio.

The number of shares of each Fund and class issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares
Aasgard Dividend Growth Small & Mid-Cap Fund – No Load Class	2,219,880.897
American Trust Allegiance Fund – Investor Class	915,569.669
Capital Advisors Growth Fund – Investor Class	1,871,988.844
Chase Growth Fund – No Load Class	3,787,184.554
Chase Growth Fund – Institutional Class	2,715,505.032
Chase Mid-Cap Growth Fund – No Load Class	389,783.124
Chase Mid-Cap Growth Fund –Institutional Class	262,971.029
Davidson Multi-Cap Equity Fund – Class A	2,251,582.253
Davidson Multi-Cap Equity Fund – Class C	1,061,593.456
Davidson Multi-Cap Equity Fund – Class I	1,643,704.883
Edgar Lomax Value Fund – Investor Class	6,049,412.919
Fort Pitt Capital Total Return Fund	2,914,203.895
Huber Capital Equity Income Fund – Investor Class	1,236,501.838
Huber Capital Equity Income Fund – Institutional Class	5,801,029.921
Huber Capital Small Cap Value Fund – Investor Class	1,753,496.654
Huber Capital Small Cap Value Fund – Institutional Class	5,011,075.191
Huber Capital Diversified Large Cap Value Fund –Institutional Class	409,696.165
Huber Capital Diversified Large Cap Value Fund – Investor Class	176,547.390
Huber Capital Mid Cap Value Fund – Investor Class	16,764.255
Huber Capital Mid Cap Value Fund – Institutional Class	113,866.523
Kellner Merger Fund – Investor Class	634,615.952
Kellner Merger Fund – Institutional Class	14,412,305.286
Kellner Event Fund – Investor Class	209.228
Kellner Event Fund –Institutional Class	1,052,441.463
Logan Capital Large Cap Growth – Investor Class	327,428.646
Logan Capital Large Cap Growth – Institutional Class	948,492.426
Logan Capital Long/Short Fund – Investor Class	837,555.630
Logan Capital Long/Short Fund – Institutional Class	1,140.805
O’Shaughnessy All Cap Core Fund – Class A	119,699.138
O’Shaughnessy All Cap Core Fund – Class C	404,751.361
O’Shaughnessy All Cap Core Fund – Class I	980,022.244
O’Shaughnessy Enhanced Dividend Fund – Class I	1,384,426.382
O’Shaughnessy Small/Mid Cap Growth Fund – Class I	1,025,151.642
O’Shaughnessy Market Leaders Value Fund – Class I	1,664,878.947
O’Shaughnessy Small Cap Value Fund – Class I	354,025.467
Orinda Income Opportunities Fund – Class A	3,988,997.243
Orinda Income Opportunities Fund – Class I	7,376,248.786
Orinda Income Opportunities Fund – Class D	1,003,805.753

PIA BBB Bond Fund – Managed Account Completion Shares	24,293,465.235
PIA Short-Term Securities Fund – Advisor Class	16,832,320.582
PIA MBS Bond Fund – Managed Account Completion Shares	9,149,320.775
PIA High Yield Fund – Institutional Class	17,944,097.393
Poplar Forest Outliers Fund – Institutional Class	213,644.170
Poplar Forest Cornerstone Fund – Class A	16,572.591
Poplar Forest Cornerstone Fund – Institutional Class	1,004,157.351
Pzena Mid Cap Value Fund – Investor Class	154,931.639
Pzena Mid Cap Value Fund – Institutional Class	188,829.216
Pzena Emerging Markets Value Fund – Investor Class	127,808.926
Pzena Emerging Markets Value Fund – Institutional Class	1,550,434.244
Pzena Long/Short Value Fund – Investor Class	114,721.925
Pzena Long/Short Value Fund – Institutional Class	366,593.405
Pzena Small Cap Value Fund – Investor Class	469,190.611
Pzena Small Cap Value Fund – Institutional Class	403,179.728
Scharf Fund – Retail Class	2,167,531.741
Scharf Fund – Institutional Class	12,209,619.822
Scharf Balanced Opportunity Fund – Retail Class	280,275.082
Scharf Balanced Opportunity Fund – Institutional Class	1,821,392.887
Scharf Global Opportunity Fund – Retail Class	1,038,926.658
Scharf Alpha Opportunity Fund – Retail Class	1,091,903.849
Semper MBS Total Return Fund – Class A	1,208,341.268
Semper MBS Total Return Fund – Institutional Class	45,122,578.769
Semper MBS Total Return Fund – Investor Class	7,951,762.058
Semper Short Duration Fund – Institutional Class	4,241,030.905
Semper Short Duration Fund – Investor Class	59,910.712
Shenkman Short Duration High Income Fund – Class A	969,988.148
Shenkman Short Duration High Income Fund – Class C	1,135,515.545
Shenkman Short Duration High Income Fund – Class F	8,238,427.453
Shenkman Short Duration High Income Fund – Institutional Class	18,923,151.932
Shenkman Floating Rate High Income Fund – Institutional Class	26,927,022.730
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	9,340,383.171
WBI Tactical BA Fund – No Load Class	1,349,425.518
WBI Tactical BA Fund – Institutional Class	1,520,320.049
WBI Tactical BP Fund – No Load Class	238,531.813
WBI Tactical BP Fund – Institutional Class	2,505,835.236
WBI Tactical DI Fund – No Load Class	63,959.975
WBI Tactical DI Fund – Institutional Class	275,999.719
WBI Tactical DG Fund – No Load Class	903,757.084
WBI Tactical DG Fund – Institutional Class	761,260.265

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of each share class of each Fund and of the Trust as a whole.  As of the close of business on the record date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares.

Aasgard Dividend Growth Small & Mid-Cap Fund – No Load Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-2010	875,837.447	39.45%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	672,377.601	30.29%	Record
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	670,650.581	30.21%	Record

American Trust Allegiance Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Frank Morgan c/o American Trust Investment Advisors, LLC One Court Street Lebanon, New Hampshire 03766	69,482.286	7.59%	Beneficial
Merrill Lynch, Pierce, Fenner &Smith, Inc. 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	169,676.195	18.53%	Record

Capital Advisors Growth Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. Cust. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,411,256.708	75.39%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	441,976.527	23.61%	Record

Chase Growth Fund – Class N
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	978,464.439	25.84%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	882,641.723	23.31%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	198,448.990	5.24%	Record

Chase Growth Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Derwood S Chase Jr. Grand Trust Derwood S Chase Jr TR 300 Preston Avenue, Suite 403 Charlottesville, VA 22902-5044	280,450.832	10.33%	Beneficial
Derwood S Chase Jr. & Stuart Chase & Johanna B. Chase TR Chase Foundation of Virginia 300 Preston Avenue, Suite 403 Charlottesville, VA 22902-5044	241,864.618	8.91%	Beneficial
Draper & Co. 801 W Lancaster Avenue Bryan Mawr, PA 19010-3305	319,693.219	11.77%	Record
CAPINCO C/O U.S. Bank NA 1555 N. Rivercenter Dr. Ste. 302 Milwaukee, WI 53212-3958	197,617.516	7.28%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	447,913.989	16.49%	Record
National Financial Services, LLC For The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	265,375.513	9.77%	Record

Chase Mid-Cap Growth Fund – Class N
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	155,088.849	39.79%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	122,214.670	31.35%	Record

Chase Mid-Cap Growth Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Chase Foundation of Virginia Derwood S Chase Jr. Stuart Chase Johanna B. Chase 300 Preston Avenue, Suite 403 Charlottesville, VA 22902-5044	280,450.832	21.92%	Beneficial
CAPINCO c/o U.S. Bank & NA P.O. Box 1787 Milwaukee, WI 53201-1787	241,864.618	16.07%	Record
Pam A. Jessup c/o Chase Investment Counsel Corporation 350 Old Ivy Way, Suite 100 Charlottesville, Virginia 22903	319,693.219	6.44%	Beneficial
C/O BMO Harris Bank NA Attn: Mutual Funds Maril & Co. 480 Pilgrim Way STE 1000 Green Bay, WI 54304-5280	197,617.516	6.40%	Record
Frank Quayle & David Callaghan TR Roy Wheeler Realty Co., PSP 1100 Dryden Ln. Charlottesville, VA 22903-4665	447,913.989	5.59%	Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	265,375.513	13.11%	Record

Davidson Multi-Cap Equity Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
D.A. Davidson & Co., Inc. For the Benefit of its Clients 8 Third Street North Great Falls, MT 59401-3155	1,404,056.146	62.36%	Record

Davidson Multi-Cap Equity Fund – Class C
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
D.A. Davidson & Co., Inc. For the Benefit of its Clients 8 Third Street North Great Falls, MT 59403-5015	689,120.165	64.91%	Record

Davidson Multi-Cap Equity Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
D.A. Davidson Co., RET SVGS & PSP 8 3rd St. N Great Falls, MT 59401-3104	497,977.301	30.30%	Record
D.A. Davidson & Co., Inc. For the Benefit of its Clients P.O. BOX 5015 Great Falls, MT 59403-5015	962,622.350	58.56%	Record

Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit of its Customers Attn: Team C 4800 Deer Lake Dr. E Fl. 3 Jacksonville, Fl. 32246-6484	151,701.890	9.23%	Record

Edgar Lomax Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
The Edgar Lomax Co. Randall R. Eley, President Attn: Investment Operations 6564 Loisdale Ct. Ste. 310 Springfield, VA 22150-1812	1,961,741.090	32.43%	Record
Nationwide Life Insurance Company NACO C/O IPO PORTFOLIO ACCOUNTING P.O. Box 182029 Columbus, OH 43218-2029	1,252,480.771	20.70%	Record
DC Plus Model Portfolios 457 C/O ICMA Retirement Corporation 777 N. Capital Street NE Washington, DC 20002-4239	997,285.579	16.49%	Record
State Street Bank & Trust Company For MML FBO Its Clients 1200 Crown Colony CC10313 Quincy, MA 02169-0938	592,267.858	9.79%	Record
VOYA Retirement Insurance and Annuity Company One Orange Way Windsor, CT 06095-4773	367,300.818	6.07%	Record

Fort Pitt Capital Total Return Fund
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Mid Atlantic Trust Company FBO Fort Pitt Capital Group 401(K) Profit Sharing Plan 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	184,843.851	6.34%	Record
Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,032,195.962	69.73%	Record

Huber Capital Equity Income Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	813,701.045	65.81%	Record

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	197,878.676	16.00%	Record

Huber Capital Equity Income Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Sutter Insurance Services Corporation Attn: Jill McDermott 2200 River Plaza Dr. Sacramento, CA 95833-4134	1,366,884.173	23.56%	Record
Wells Fargo Bank NA FBO Secure Vanguard P.O. BOX 1533 Minneapolis, MN 55480-1533	870,093.734	15.00%	Record
Strafe & Co. FBO Its Customers P.O. Box 6924 Newark, DE 19714-6924	795,155.216	13.71%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	953,875.307	16.44%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	875,866.847	15.01%	Record

Huber Capital Small Cap Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Shadowlawn Investments, LP 530 Belle Meade Blvd. Nashville, Nashville, TN 37205-3424	506,455.214	28.88%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco. CA 94105-1905	575,254.062	32.81%	Record
National Financial Services, LLC For The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	393,393.702	22.43%	Record

Huber Capital Small Cap Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Wells Fargo Bank NA FBO RTA Pension-Huber Capital Management PO Box 1533 Minneapolis, MN 55480-1533	1,045,019.154	20.85%	Record

Sutter Insurance Services Corporation Attn: Jill McDermott 2200 River Plaza Dr. Sacramento, CA 95833-4134	743,298.303	14.83%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	2,242,534.558	44.75%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	396,349.960	7.91%	Record

Huber Capital Diversified Large Cap Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Bertucio & Corinne Bertucio Trust P.O. BOX 399 Alameda, CA 94501-9499	21,085.586	11.94%	Beneficial
Morgan Stanley FBO 5420 Mariposa #2433 Rancho Santa Fe, CA 92067	42,831.168	24.26%	Record
Morgan Stanley FBO 5420 Mariposa #2433 Rancho Santa Fe, CA 92067	42,831.168	24.26%	Record
Morgan Stanley FBO 5420 Mariposa #2433 Rancho Santa Fe, CA 92067	42,831.168	24.26%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	10,475.092	5.93%	Record

Huber Capital Diversified Large Cap Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Joe Huber 2321 Rosecrans Avenue Ste. 3245 El Segundo, CA 90245-4948	116,540.828	28.45%	Beneficial
Morgan Stanley FBO 5420 Mariposa #2433 Rancho Santa Fe, CA 92067	292,379.180	71.36%	Record

Huber Capital Mid Cap Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Hilton Family Trust 122 13th Street Manhattan Beach, CA 90266-4707	15,490.147	92.40%	Beneficial
Huber Capital Investments, LLC 2321 Rosecrans Ave. Ste. 3245 El Segundo, CA 90245-4948	1,022.904	6.10%	Record

Huber Capital Mid Cap Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Huber Capital Investments, LLC 2321 Rosecrans Ave. Ste. 3245 El Segundo, CA 90245-4948	102,502.598	90.02%	Record
Joe Huber 2321 Rosecrans Ave. Ste. 3245 El Segundo, CA 90245-4948	11,363.925	10.00%	Beneficial

Kellner Merger Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services, LLC For The Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	272,271.688	42.90%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	203,738.791	32.10%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd. Weehawken, NJ 07086-6761	49,687.540	7.83%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	47,248.847	7.45%	Record

Kellner Merger Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	4,407,119.834	30.58%	Record
National Financial Services, LLC For The Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	2,941,992.811	20.41%	Record
Interactive Brokers, LLC 2 Pickwick Plz. Suite. 202 Greenwich, CT 06830-5576	1,897,966.488	13.17%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd. Weehawken, NJ 07086-6761	1,605,104.983	11.14%	Record
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,348,578.191	9.36%	Record

Kellner Event Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
George A. Kellner c/o Kellner Management, L.P. 900 Third Avenue, Suite 1401 New York, NY 10022	209.228	100%	Beneficial

Kellner Event Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Interactive Brokers, LLC 2 Pickwick Plz. Ste. 202 Greenwich, CT 06830-5576	1,047,266.975	99.51%	Record

Logan Capital Large Cap Growth Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	237,808.005	72.63%	Record
Kramer Irrevocable Trust c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	41,804.398	12.77%	Beneficial

Logan Capital Large Cap Growth Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
U.S. Bank NA Cust FBO North Star Mutual Equity Logan P.O. Box 1787 Milwaukee, WI 53201-1787	822,108.961	86.67%	Record
Wilbranch & Co. 223 Nash St. W Wilson, NC 27893-3801	124,022.239	13.07%	Beneficial

Logan Capital Long/Short Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	386,666.783	46.17%	Record
Guy A. Judkowski c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	126,113.258	15.06%	Beneficial
Kramer Irrevocable Trust c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	63,160.736	7.54%	Beneficial
Peter S. Rawlings c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	58,512.908	6.99%	Beneficial

Logan Capital Long/Short Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
U.S. Bank NA Cust Dana H. Stewardson IRA c/o Logan Capital Management, LLC Six Coulter Avenue, Ste. 2000 Ardmore, PA 19003	1,140.805	100%	Record

O’Shaughnessy All Cap Core Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	40,755.398	34.05%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37,643.293	31.45%	Record
Raymond James & Associates Inc. Various Accounts 880 Carillon Pkwy St. Petersburg, FL 33716-1100	17,619.472	14.72%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	13,190.032	11.02%	Record

O’Shaughnessy All Cap Core Fund – Class C
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	315,125.372	77.86%	Record

O’Shaughnessy All Cap Core Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	669,732.966	68.34%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	81,041.365	8.27%	Record

O’Shaughnessy Enhanced Dividend Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	450,189.168	32.52%	Record

Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	383,844.843	27.73%	Record
TD Ameritrade FBO Various Accounts P.O. Box 2226 Omaha, NE 68103-2226	112,818.872	8.15%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	88,832.014	6.42%	Record

O’Shaughnessy Small/Mid Cap Growth Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	449,545.887	43.85%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	169,153.963	16.50%	Record

O’Shaughnessy Market Leaders Value Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
O’Shaughnessy Family Partners LLC 6 Suburban Ave. Stamford, CT 06901-2012	607,526.466	36.49%	Record
James P. O’Shaughnessy & Melissa W. O’Shaughnessy JTWROS 6 Suburban Avenue Stamford, CT 06901-2012	104,464.678	6.27%	Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	599,202.620	35.99%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	243,674.176	14.64%	Record

O’Shaughnessy Small Cap Value Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
James P. O’Shaughnessy & Melissa W. O’Shaughnessy JTWROS 6 Suburban Avenue Stamford, CT 06901-2012	42,130.650	11.90%	Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	193,092.861	54.54%	Record
TD Ameritrade FBO Various Accounts P.O. Box 2226 Omaha, NE 68103-2226	41,488.682	11.72%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	34,042.977	9.62%	Record

Orinda Income Opportunities Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
TD Ameritrade FBO Various Accounts P.O. Box 2226 Omaha, NE 68103-2226	1,844,126.190	46.23%	Record
LPL Financial FBO Customer Accounts 4707 Executive Dr. San Diego, CA 92121-3091	855,317.484	21.44%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	557,580.396	13.98%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	340,744.119	8.54%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	301,553.660	7.56%	Record

Orinda Income Opportunities Fund – Class I
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
TD Ameritrade for Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	2,605,112.227	35.32%	Record

Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,956,011.290	26.52%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,066,142.822	14.45%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	854,328.567	11.58%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	772,514.462	10.47%	Record

Orinda Income Opportunities Fund – Class D
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	301,356.979	30.02%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	299,776.591	29.86%	Record
LPL Financial FBO Customer Accounts 4707 Executive Dr. San Diego, CA 92121-3091	202,489.805	20.17%	Record

PIA BBB Bond Fund – Managed Account Completion Shares
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	13,978,041.529	57.54%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,242,190.165	5.11%	Record

PIA Short-Term Securities Fund – Advisor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
U.S. Bank NA FBO UFCW Local 711 & Retail Food Employers P.O. Box 1787 Milwaukee, WI 53201-1787	3,194,472.995	18.98%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Teamsters & Food Employers Security Trust Fund 1050 Lakes Dr. Suite 120 West Covina, CA 91790-2930	3,036,230.310	18.04%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,765,615.873	10.49%	Record
Michael L. Cox TR For Multi Union Security Trust Fund c/o Pac Fed Benefit Administrators 1000 N. Central Ave. Suite 400 Glendale, CA 91202-3627	1,351,605.742	8.03%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	989,892.326	5.88%	Record

PIA MBS Bond Fund – Managed Account Completion Shares
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
c/o Union Bank ID797 SEI Private Trust Company FBO Renown Network Services One Freedom Valley Drive Oaks, PA 19456-9989	2,103,641.987	22.99%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,185,318.400	12.96%	Record
Comerica Bank FBO Dingle P.O. Box 75000 Mail Code 3446 Detroit, MI 48275-0001	772,635.715	8.45%	Record

PIA High Yield Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	6,827,631.799	38.05%	Record
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	5,960,978.243	33.22%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,092,957.207	6.09%	Record
International Union UAW Strike Trust Attn: Kevin Yakimowsky Specialized Trust Services 1200 Crown Colony Dr. #CC17 Quincy, MA 02169-0938	997,684.304	5.56%	Record

Poplar Forest Outliers Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	93,157.523	43.60%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	56,445.751	26.42%	Record
Daniel DD McGill c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	12,457.466	5.83%	Beneficial

Poplar Forest Cornerstone Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
UBS Financial Services Inc. FBO J. Dale Harvey Traditional IRA c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	8,697.988	52.48%	Beneficial
U.S. Bank NA Cust Howard S. Kaufman SEP IRA 836 S. Los Robles Avenue Pasadena, CA 91106-3717	6,614.984	39.92%	Beneficial
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,259.619	7.60%	Record

Poplar Forest Cornerstone Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	298,254.185	29.70%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	224,636.706	22.37%	Record
The Kirby Jones Foundation Delaware c/o Packy Jones Jones Trading 32133 Lindero Canyon Rd. Suite 208 Westlake Village, CA 91361-4226	179,337.534	17.86%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	89,654.726	8.93%	Record
U.S. Bank NA Cust Rodrigo Guerra IRA Rollover c/o Poplar Forest Capital, LLC 70 S. Lake Avenue, Suite 930 Pasadena, CA 91101-4938	75,101.538	7.48%	Beneficial

Pzena Mid Cap Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pzena Investment Management, LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	107,179.765	69.18%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	20,188.389	13.03%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	13,592.927	8.77%	Record

Pzena Mid Cap Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pzena Investment Management, LLC 120 W. 45th St. Fl 20 New York, NY 10036-4041	157,016.857	83.15%	Record
TD Ameritrade Attn: House P.O. Box 17748 Denver, CO 80217-0748	21,917.293	11.61%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9,895.066	5.24%	Record

Pzena Emerging Markets Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pzena Investment Management, LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	102,975.522	80.57%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	13,852.674	10.84%	Record

Pzena Emerging Markets Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
ValueQuest Partners LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	987,013.820	52.42%	Record
Pzena Investment Management, LLC 120 W. 45th St. Fl 20 New York, NY 10036-4041	987,013.820	11.24%	Record
The Healthcare Foundation of New Jersey Inc. 60 E. Willow St. Fl 2 Millburn, NJ 07041-1438	272,500.626	17.58%	Record
The Jacob and Hilda Blaustein Foundation Inc. One South St. Suite 2950 Baltimore, MD 21202-3333	236,122.866	15.23%	Beneficial

Pzena Long/Short Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pzena Investment Management, LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	106,393.548	92.74%	Record

Pzena Long/Short Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pzena Investment Management, LLC 120 W. 45th St. Fl 20 New York, NY 10036-4041	310,341.839	75.25%	Record
TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217-0748	56,251.566	15.34%	Record
ValueQuest Partners II LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	310,341.839	9.40%	Record

Pzena Small Cap Value Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	357,070.634	76.10%	Record
Pzena Investment Management, LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	100,103.078	21.34%	Record

Pzena Small Cap Value Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	155,215.232	38.50%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	113,672.172	28.19%	Record
Pzena Investment Management, LLC 320 Park Ave. Fl 8 New York, NY 10022-6815	100,102.822	24.83%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	32,545.917	8.07%	Record

Scharf Fund – Retail Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,617,891.574	74.64%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	472,193.724	21.78%	Record

Scharf Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Morgan Stanley Smith Barney LLC Special Custody Acct for the Exclusive Benefit of Customers of MSSB 1300 Thames St. Fl 6 Baltimore, MD 21231-3496	4,981,466.458	40.80%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,758,549.993	22.59%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,154,645.027	9.46%	Record
Deloitte LLP Master PNSN Trust On Behalf of the Deloitte PNSN Plan JP Morgan Chase Bank NA 4 New York Plaza Fl 12 New York, NY 10004-2413	1,094,317.739	8.96%	Record

Scharf Balanced Opportunity Fund – Retail Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	280,271.422	100%	Record

Scharf Balanced Opportunity Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,483,790.184	81.46%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	177,857.694	9.76%	Record

Scharf Global Opportunity Fund – Retail Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	866,281.109	83.38%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	64,011.617	6.16%	Record

Scharf Alpha Opportunity Fund – Retail Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	830,909.555	76.10%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	151,625.251	13.89%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	67,027.360	6.14%	Record

Semper MBS Total Return Fund- Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	855,051.370	70.76%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	150,136.991	12.43%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	88,012.841	7.28%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	71,038.435	5.88%	Record

Semper MBS Total Return Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	11,915,971.499	26.41%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	7,871,587.439	17.44%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	6,543,402.418	14.50%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,547,492.609	12.29%	Record

Semper MBS Total Return Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	4,944,808.072	62.19%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,281,330.596	16.11%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	941,608.359	11.84%	Record

Semper Short Duration Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Publishers Clearing House LLC 382 Channel Dr. Port Washington, NY 11050-2297	2,212,363.776	52.17%	Record
Major League Baseball Properties Inc. 245 Park Avenue Floor 34 New York, NY 10167-0002	1,079,582.410	25.46%	Record
MSCS Financial Services LLC FBO Its Customers 717 17th Street, Suite 1300 Denver, CO 80202-3304	455,208.899	10.73%	Record
National Hockey League Foundation 1185 Avenue of the Americas Fl 15 New York, NY 10036-2604	222,246.021	5.24%	Record

Semper Short Duration Fund – Investor Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	15,681.311	26.17%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	15,329.112	25.59%	Record
Interactive Brokers LLC 2 Pickwick Plaza Suite 202 Greenwich, CT 06830-5576	13,558.468	22.63%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	3,686.501	6.15%	Record

Shenkman Short Duration High Income Fund – Class A
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	396,185.429	40.84%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	264,163.262	27.23%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	144,235.793	14.87%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	101,133.722	10.43%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	53,802.723	5.55%	Record

Shenkman Short Duration High Income Fund – Class F
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
UBS Financial Services FBO Its Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	4,141,032.046	50.26%	Record
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	3,956,599.265	48.03%	Record

Shenkman Short Duration High Income Fund – Class C
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	612,941.561	53.98%	Record
UBS Financial Services FBO Its Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	521,958.667	45.97%	Record

Shenkman Short Duration High Income Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,914,845.695	31.26%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	5,863,500.909	30.99%	Record
MSCS Financial Services LLC FBO Its Customers 717 17th Street Suite 1300 Denver, CO 80202-3304	2,810,273.765	14.85%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,209,404.584	6.40%	Record

Shenkman Floating Rate High Income Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	5,203,472.988	19.32%	Record
Lerner Master Fund LLC Delaware LLC 126 5th Ave Fl 9 New York, NY 10011-5624	4,017,708.623	14.92%	Record
MSCS Financial Services LLC FBO Its Customers 717 17th Street Suite 1300 Denver, CO 80202-3304	3,665,147.286	13.61%	Record
Laborers District Council and Contractors Pension Fund of Ohio 800 Hillsdowne Rd. Westerville, OH 43081-3302	3,215,339.314	11.94%	Record
Morgan Lewis and Bockius LLP Cash Balance Plan 1701 Market St. Philadelphia, PA 19103-2903	2,708,194.332	10.06%	Record
National University 11355 N. Torrey Pines Rd. La Jolla, CA 92037-1013	2,109,405.417	7.83%	Record

Shareholder	Number of Shares	% of Holdings	Record or Beneficial
BSA Commingled Endowment Fund LP Attn: Faisal Rajani 1325 Walnut Hill Lane Irving, TX 75038-3008	1,858,956.010	6.90%	Record

Wasmer Schroeder High Yield Municipal Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,443,427.893	58.28%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	2,692,615.620	28.83%	Record

WBI Tactical BA Fund – No Load Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	502,689.178	37.25%	Record
Sammons Financial Network LLC 4546 Corporate Dr. Suite 100 West Des Moines, IA 50266-5911	515,465.041	38.19%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	282,361.731	20.92%	Record

WBI Tactical BA Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	868,268.911	57.11%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	231,427.695	15.22%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	191,113.246	12.57%	Record

WBI Tactical BP Fund – No Load Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	126,965.166	53.23%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	56,718.574	23.78%	Record
Sammons Financial Network LLC 4546 Corporate Dr. Suite 100 West Des Moines, IA 50266-5911	47,316.523	19.84%	Record

WBI Tactical BP Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	1,944,618.328	77.60%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	285,729.546	11.40%	Record

WBI Tactical DI Fund – No Load Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	36,688.392	57.36%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	13,393.686	20.94%	Record
Thomas A. Shields c/o WBI Investments, Inc. 331 Newman Springs Rd., Suite 122 Red Bank, NJ 07701	8,229.568	12.87%	Beneficial
Charles F. Kessler & Nancy J. Kessler JTWROS c/o WBI Investments, Inc. 331 Newman Springs Rd., Suite 122 Red Bank, NJ 07701	3,816.924	5.97%	Beneficial

WBI Tactical DI Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	176,734.452	64.03%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	53,761.371	19.48%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	45,503.896	16.49%	Record

WBI Tactical DG Fund – No Load Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	396,351.663	43.86%	Record
Sammons Financial Network LLC 4546 Corporate Dr. Suite 100 West Des Moines, IA 50266-5911	251,845.294	27.87%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	181,610.209	20.10%	Record

WBI Tactical DG Fund – Institutional Class
Shareholder	Number of Shares	% of Holdings	Record or Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	621,287.667	81.61%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	47,111.571	6.19%	Record
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	46,276.301	6.08%	Record

Other Matters
The Trust is not aware of any other matters that are expected to arise at the Meeting.  If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.
The Agreement and Declaration of Trust of the Trust, as amended, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[FUND NAME INSERTED HERE]

ADVISORS SERIES TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2017

This Proxy is solicited on behalf of the Board of Trustees of Advisors Series Trust (the “Trust”).  The undersigned, revoking prior proxies, hereby appoints Douglas G. Hess and Cheryl L. King, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto.  Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of the fund listed above (“the Fund”), a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, on March 3, 2017, at 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement.  The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 3, 2017.  The proxy statement for this meeting is available at:

proxyonline.com/docs/advisorsseriestrust2017.pdf

Exhibit A

NOMINATING COMMITTEE CHARTER

OF

ADVISORS SERIES TRUST

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).  This Charter will be reviewed by the Nominating Committee and approved annually by the Board of the Trust.

Purpose

The purpose of the Nominating Committee shall be to select and nominate other Trustees.  Selection and nomination refers to the process by which Board candidates are researched, recruited, considered and formally named.

The Nominating Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Nominating Committee in identifying, screening and attracting Trustees, including the sole authority to approve the search firm’s fees and other retention terms.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be comprised entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Trustees.  Such Trustees shall designate the Chairperson of the Nominating Committee.  Each member of the Nominating Committee shall serve until a successor is appointed by the Board.

Meetings

The Nominating Committee shall meet as it deems necessary to comply with the 1940 Act or otherwise.  Additional meetings shall be held as deemed appropriate by the Chairperson of the Nominating Committee or a majority of the Nominating Committee members.  A quorum for purposes of conducting a meeting shall be 50% or more of the members present at such meeting.  Minutes of the meetings of the Nominating Committee will be prepared and circulated to all members of the Nominating Committee for review and comment in a timely manner.  The Committee may meet in person, by telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Responsibilities of the Nominating Committee

Control of the selection and nomination process at all times should rest with the Nominating Committee.  This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees.  The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s By-Laws and applicable law.  Shareholder candidates submitted for consideration by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed Nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust By-Laws or under applicable law.  Unless required otherwise by the By-Laws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered.  The Nominating Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  In addition, any of the Trust’s investment advisers may suggest Independent Trustee candidates, if the Nominating Committee invites such suggestions, and the adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Independent Trustee candidates.

In carrying out these responsibilities, the Nominating Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as an Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s By-Laws.  With respect to candidates submitted for consideration as an Independent Trustee, the Nominating Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest.

The Committee shall meet with the candidate and shall review the qualifications of such candidate and with respect to candidates for Independent Trustee, the independence of such candidate, and shall meet as a group without the candidate to discuss the candidate.  Recommendations for new Trustees by the Nominating Committee shall be presented to the full Board for approval with the caveat that only the current Independent Trustees shall vote for approval of new Independent Trustees.

Nominee Considerations
In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.
In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must:
1	Display the highest personal and professional ethics, integrity and values;

2

1	Have the ability to exercise sound business judgment;

2	Must be highly accomplished in his or her respective field;

3	Have a relevant expertise and experience;

4	Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

5	Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business.
Other
In performing its duties, the Nominating Committee shall:
1.
Summarize the proceedings of meetings of the Nominating Committee at meetings of the Board.  The Nominating Committee shall also submit the minutes of all its meetings to, or discuss the matters discussed at each meeting with, the Board;

2.
Investigate any matter that comes to the attention of the Nominating Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate;

3.
As the Nominating Committee deems appropriate, obtain, weigh and consider expert advice as to Nominating Committee related rules, legal and regulatory provisions, including engaging independent counsel and other advisors at Trust expense;

4.	Consider such other matters as may be from time to time referred to it by the Board; and

5.	Periodically review and, as appropriate, recommend changes to, this Charter.

In carrying out its responsibilities, the Nominating Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Adopted: September 20, 2007
Amended and Adopted:  December 10, 2010; June 18, 2015

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